SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2008
Date of Report (Date of earliest event reported)

ENTHEOS TECHNOLOGIES, INC.
 AND SUBSIDIARIES
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30156
 (Commission File Number)

98-0170247
 (I.R.S. Employer Identification No.)

888 3rd Street, Suite 1000, Calgary, Alberta, T2P 5C5
(Address of principal executive offices)

(800) 755-5815
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective on September 12, 2008, each of Messrs. Harmel S. Rayat and Timothy N. Luu resigned from the Company’s Board of Directors and as an officer of the Company in order to pursue other interests and not as a result of any disagreement between himself and the Company.

Effective September 12, 2008, the Board of Directors appointed Mr. Derek Cooper to serve as the Company’s President and Chief Executive Officer.

Mr. Cooper earned his Bachelor of Science degree in Physics in 2001 and his Bachelor of Applied Science in Geological Engineering in 2005, both at the University of British Columbia. He is also a Chartered Financial Analyst candidate. From January 2003 through September 2003, Mr. Derek Cooper joined Syncrude Canada Ltd., the world's largest producer of crude oil from oil sands.  While completing his Applied Sciences degree, from June 2004 thru September 2004, Mr. Cooper undertook and completed a near-term engineering-exploration contract with Stealth Minerals Ltd.  From 2005 to March 2008, Mr. Cooper worked at Elk Valley Coal, the world's second largest producer of metallurgical coal, as a Drill and Blast Engineer. In April 2008, Mr. Cooper joined TransAlta, as Intermediate Engineer in the Fuel Systems Group where he performs life-of-mine planning, costing and capital equipment selection and feasibility.

Subject to, and upon, commencement of Mr. Cooper’s tenure as an officer and director, he will be granted 50,000 options; each option when vested will permit Mr. Cooper to purchase one share of the Company’s common stock at a price per share equal to $1.00.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Cooper and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Cooper ceases to be an officer and director of the Company.  Upon termination of such service Mr. Cooper will have a specified period of time to exercise vested options, if any.

Mr. Cooper will be entitled to cash compensation paid to officers and directors and reimbursement of expenses incurred in connection with his services as an officer and director.

Effective September 12, 2008, the Board of Directors appointed Mr. Jeet Sidhu to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

In 1995, Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance. Since 2002, Mr. Sidhu has been Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations.

Subject to, and upon, commencement of Mr. Sidhu’s tenure as a non- employee director, he will be granted 50,000 options; each option when vested will permit Mr. Sidhu to purchase one share of the Company’s common stock at a price per share equal to $1.00.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Sidhu and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Sidhu ceases to be a director of the Company.  Upon termination of such service Mr. Sidhu will have a specified period of time to exercise vested options, if any.

Mr. Sidhu will be entitled to cash compensation paid to non-employee directors and reimbursement of expenses incurred in connection with his services as a director.

Effective September 12, 2008, the Board of Directors appointed Mr. Christian Hudson to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

Mr. Hudson earned a Bachelor of Arts degree in Economics from the University of California, Santa Barbara in 1987 and also earned a Masters in Business Administration from Columbia University in 1991.  From 2002 to present, Mr. Hudson currently serves as Chief Information Officer at Swiss American Securities, Inc., a member of Credit Suisse Group.

Subject to, and upon, commencement of Mr. Hudson’s tenure as a non- employee director, he will be granted 50,000 options; each option when vested will permit Mr. Hudson to purchase one share of the Company’s common stock at a price per share equal to $1.00.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Hudson and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Hudson ceases to be a director of the Company.  Upon termination of such service Mr. Hudson will have a specified period of time to exercise vested options, if any.

Mr. Hudson will be entitled to cash compensation paid to non-employee directors and reimbursement of expenses incurred in connection with his services as a director.

Effective September 12, 2008, the Board of Directors elected Mr. Frank J. Fabio to serve as the Company’s Chief Financial Officer and Secretary.

Mr. Fabio received a BBA in Accounting from Pace University in June 1973; has been a certified Public Accountant since 1976; and received an MS in Taxation from Long Island University in June 1989.

Subject to, and upon, commencement of Mr. Fabio’s tenure as an officer, he will be granted 50,000 options in accordance with the Company’s; each option when vested will permit Mr. Fabio to purchase one share of the Company’s common stock at a price per share equal to $1.00.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2008, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Fabio and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Fabio ceases to be an officer of the Company.  Upon termination of such service Mr. Fabio will have a specified period of time to exercise vested options, if any.

Mr. Fabio will be entitled to cash compensation paid to officers and reimbursement of expenses incurred in connection with his services as an officer.

As at September 12, 2008 our officers consisted of Mr. Derek Cooper (President and Chief Executive Officer) and Mr. Frank Fabio (Chief Financial Officer and Treasurer).

As at September 12, 2008 our Board of Directors consists of three (3) persons as follows:

Derek Cooper, Jeet Sidhu and Christian Hudson

SECTION 6. [Reserved]

N/A

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description
10.1	Option Agreement dated September 12, 2008 between Derek Cooper and Entheos Technologies, Inc.*
10.2	Option Agreement dated September 12, 2008 between Jeet Sidhu and Entheos Technologies, Inc. *
10.3	Option Agreement dated September 12, 2008 between Christian Hudson and Entheos Technologies, Inc. *
10.4	Option Agreement dated September 12, 2008 between Frank Fabio and Entheos Technologies, Inc. *

* To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Derek Cooper
Derek Cooper
President and Chief Executive Officer

Date: September 18, 2008